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                                                                    EXHIBIT 10.9

                          SPECIALTY RETAIL GROUP, INC.
                               1720 Post Road East
                           Westport, Connecticut 06880


                                                                January 30, 1997


Mr. Steven E. Glass
1720 Post Road East
Westport, Connecticut  06880


Dear Mr. Glass:

                  Specialty Retail Group, Inc., a Florida corporation ("SRG"), and the sole shareholder of Building Blocks, Inc., a Connecticut corporation ("BBI"), has authorized the filing of a petition for bankruptcy by BBI in the U.S. Bankruptcy Court for the Southern District of New York (the petition, together with the schedules annexed thereto, are hereinafter referred to collectively as the "Petition"), and you, as the Manager of Operations of the Company have agreed, at the request of the undersigned and in reliance upon the undersigned's entering into this Agreement, to sign the Petition on behalf of BBI as Manager of Operations.

                       1. SRG and BBI acknowledge that certain information set forth in the Petition is based upon information set forth in publicly filed documents of SRG and upon information provided by present and former directors and employees of BBI and SRG, and which you are not in a position to independently verify (the "Information"). SRG and BBI warrant and represent to you that the Information as amended or supplemented will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they are made, not misleading.

                       2.  On the basis of and in reliance on the
representations, warranties and agreements contained in, and subject to the terms and conditions of, this Agreement, you agree to sign the Petition on behalf of the Company.

                       3. SRG and BBI each agrees to advise you promptly if it discovers that the Petition or Information contains any untrue statement of a material fact or omits any statement necessary to make any material statement therein not misleading.

                       4. SRG and BBI jointly and severally shall defend, indemnify and hold you harmless from and against any loss, claim, damage or liability, joint or several, and any action in respect thereof, to which you may become subject, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, a breach of any warranty or representation made in this Agreement, or any untrue statement or alleged untrue statement of a material fact contained in the Petition as amended or supplemented, or arises out of, or is based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which untrue statement or


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omission arises from the Information. SRG and BBI jointly and severally shall reimburse you for any legal and other expenses reasonably incurred by you in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action in the event that SRG and/or BBI fails to defend you pursuant to this Agreement. The foregoing indemnity agreement is in addition to any liability which SRG or BBI may otherwise have to you.

                       5. The right to indemnification provided by this Agreement shall not be exclusive of any other rights to which you may be entitled under the Certificate of Incorporation and By-Laws of SRG and BBI, or any other statute, insurance policy, agreement, vote of shareholders or of directors or otherwise, both as to actions in your official capacity and as to actions in another capacity while holding such office, and shall continue after you have ceased to be a director, officer, employee or agent and shall inure to the benefit of your heirs, executors and administrators.

                       6. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. This Agreement may be executed in one or more counterparts, and if executed in more than one counterpart, the executed counterparts shall together constitute a single instrument. This Agreement contains the entire agreement of the parties relating to the subject matter hereof. This Agreement may be modified only by an instrument in writing signed by both parties hereto.

                  If the foregoing correctly sets forth the agreement among you, SRG and BBI, please indicate your acceptance in the space provided for that purpose below.

                                        Very truly yours,

                                        SPECIALTY RETAIL GROUP, INC.

                                        By:   /s/ KEVIN R. GREENE
                                              ----------------------
                                              Authorized Signatory


                                        BUILDING BLOCKS, INC.

                                        By:   /s/ EDMOND M. COLLER
                                              ----------------------
                                              Authorized Signatory


ACCEPTED:

/s/ STEVEN E. GLASS
-----------------------
Steven E. Glass

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